Accounts Receivable, Net (Tables)	12 Months Ended
Dec. 31, 2020
MAVEN TOPCO LIMITED [Member]
Summary of Allowance for doubtful accounts
Allowance for doubtful accounts is as follows (in thousands):

	Successor
	As of December 31, 2020	As of December 31, 2019
Balance, beginning of period	$760	$1,926
Increase (decrease) in provision	582	1,059
Write-offs, net of recoveries	(122)	(2,256)
Foreign currency translation adjustments	50	31

Balance, end of period	$1,270	$760